                                                                   EXHIBIT 10.11

PACCAR
FINANCIAL                         SECURITY AGREEMENT RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

            SELLER                                                         BUYER
--------------------------------------------------------------------------------

MICHIGAN KENWORTH, INC                          NAME       RUGGED LINER, INC.

PLACE OF   7393 Expressway Court SW             STREET     951 Aiken Road
BUSINESS   Grand Rapids, MI 49548-7967          ADDRESS    Owosso, MI 48867
MAILING    7393 Expressway Court SW             MAILING    951 Aiken Road
ADDRESS    Grand Rapids, MI 49548-7967          ADDRESS    Owosso, MI 48867-

Seller hereby sells, and Buyer (meaning all undersigned buyers, jointly and severally) hereby purchases, subject to the terms set forth below and on any attachments hereto, the following described vehicle (the "Vehicle"), delivery and acceptance of which in good order Buyer hereby acknowledges.

Buyer hereby grants a security interest in the Vehicle and any additional collateral (collectively the "Collateral"), and any Additions and Accessions thereto (as defined below), to Seller and its assigns to secure prompt payment of the indebtedness herein and performance of Buyer's other obligations, including any additional indebtedness incurred as provided by this Contract and any extensions and renewals of the obligations and future advances and is subject to paragraph 16 "Cross Collateral" and the other provisions below. The security interest extends to the proceeds of the Collateral and the proceeds of any insurance policy.

Buyer also acknowledges that Seller has offered to sell the Vehicle for the cash price indicated, but that the Buyer has chosen to purchase on the terms and conditions of this Contract.

                      DESCRIPTION OF VEHICLE - COLLATERAL (FOR SECURITY PURPOSES: only)
                      ------------------------------------------------------------------
YEAR      MAKE       MODEL             VEHICLE IDENTIFICATION NUMBER                NEW/USED               PRICE OF VEHICLE
----------------------------------------------------------------------------------------------------------------------------
                       DETAIL SHOWN ON SECURITY AGREEMENT SCHEDULE E: EQUIPMENT LISTING

                                                                                                          Total: $485,768.95

                                  DESCRIPTION OF TRADE-IN EQUIPMENT
YEAR      MAKE       MODEL          VEHICLE IDENTIFICATION NUMBER              ALLOWANCE          PAYOFF       PAYOFF DUE TO
----------------------------------------------------------------------------------------------------------------------------

         DETAIL SHOWN ON SECURITY AGREEMENT SCHEDULE E: EQUIPMENT LISTING             0.00               0.00

                                         ITEMIZATION OF AMOUNT FINANCED
TOTAL CASH PRICE:                                            Cash Price        $485,768.95
                                                              Sales Tax              $0.00
                                                              Title Fee              $0.00
1.                                                     TOTAL CASH PRICE                           $485,768.95
DOWN PAYMENT:                                              Net Trade-in              $0.00
                                                                   Cash         $97,153.79
2.                                                   TOTAL DOWN PAYMENT                            $97,153.79
3. UNPAID CASH PRICE (1-2)                                                                        $388,615.16
4. TOTAL AMOUNT OF INSURANCE PREMIUMS (4A+4B)                                                           $0.00
FEES: (Itemize)                                     5A. Official Fee(s)              $0.00
                                           5B. Document Preparation Fee            $295.00

5.                                                  TOTAL FEES (5A+5B)                               $295.00
6. PRINCIPAL BALANCE (Basic Time Price) (3+4+5)                                                  $388,910.16
7. Finance Charge - (Time Price Differential-(Section 17))                                        $84,174.84
8. CONTRACT BALANCE (TIME BALANCE) (6+7)                                                         $473,085.00
9. TOTAL TIME SALE PRICE (1+4+5+7)                                                               $570,238.79

















Page 1 of 4 of Security Agreement dated on or about November 11, 2002 between Rugged Liner, Inc. (Buyer) and MICHIGAN KENWORTH, INC. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number 1XKAD69X33J390008

PACCAR
FINANCIAL                                                     SECURITY AGREEMENT
                                                     RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

                                PAYMENT SCHEDULE
THE CONTRACT BALANCE (ITEM 8) IS PAYABLE TO THE Seller OR HIS ASSIGNEE BASED ON THE FOLLOWING SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
First Installment              No. of Installments      Amount Each   First Installment No. of Installments Amount Each
-----------------------------------------------------------------------------------------------------------------------
1. December 11, 2002                   60                 $7,884.75
-----------------------------------------------------------------------------------------------------------------------

                                    INSURANCE

4A. PHYSICAL DAMAGE INSURANCE is required. Buyer may provide such insurance through any insurance company authorized to do business in this state, although Seller, as to dual interest insurance, may reject any insurer for reasonable cause.

PHYSICAL DAMAGE INSURANCE IS NOT FINANCED IN THIS CONTRACT.

4B. CREDIT LIFE. CREDIT ACCIDENT AND HEALTH are not required by Seller, are not a factor in approval of credit, and are not included.

-----------------------------------------------------------------------------------------------------------------------
I DESIRE:                                             INSURANCE COMPANY                        TERM          . PREMIUM
-----------------------------------------------------------------------------------------------------------------------
N/A CREDIT LIFE INSURANCE                             N/A                                       N/A              $0.00
N/A CREDIT ACCIDENT & HEALTH INSURANCE                N/A                                       N/A              $0.00
-----------------------------------------------------------------------------------------------------------------------

Buyer acknowledges disclosure of insurance charges above and requests and authorizes Seller to obtain insurance coverage checked and include the cost in item 4.

                             AGGREGATE AMOUNT OF INSURANCE PREMIUM (4A+4B) $0.00

                          BUYER REPRESENTS AND WARRANTS

The Collateral is to be used for business and commercial purposes, and not for agricultural purposes or for personal, family or household use.
The Collateral will be titled in the state of MI.
Buyer's chief place of business is located at STREET          951 Aiken Road
                                              CITY            Owosso
                                              COUNTY          Shiawassee
                                              STATE           MI
                                              ZIP CODE        48867
Buyer will immediately notify Seller in writing of any change in the above address or location. This contract is entered into in the State of Michigan and is governed by its laws.

                               DELINQUENCY CHARGE

For each installment not paid when due, Buyer agrees to pay Seller a delinquency charge calculated thereon at the rate of 1 1/2% per month for the period of delinquency or, at Seller's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Buyer can legally obligate itself to pay and/or Seller can legally collect.




Page 2 of 4 of Security Agreement dated on or about November 11, 2002 between Rugged Liner, Inc. (Buyer) and MICHIGAN KENWORTH, INC (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKAD69X33J390008

PACCAR
FINANCIAL                                                     SECURITY AGREEMENT
                                                     RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

1. CERTIFICATE OF TITLE - LIENS.
Buyer agrees that any Certificate of Title on the Collateral will show Seller's security interest (lien) and will be delivered promptly to Seller. Seller has the right to hold the Certificate of Title until Buyer pays all indebtedness and performs all other obligations under this Contract. Buyer promises not to give any other party a lien or security interest in the Collateral without Sellers written Consent. Buyer promises not to part with possession of, sell or lease the Collateral without Sellers written approval. Buyer hereby
 (a) agrees that from time to time, at the expense of the Buyer, Buyer will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Seller may request, in order to perfect or protect any security interest granted or purported to be granted hereby or to enable Seller to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and
(b) grants to Seller the power to sign Buyers name and on behalf of Buyer to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral.
2. ASSIGNMENT.
Seller has the right to assign this Contract to PACCAR Financial Corp. If
Seller does assign it, PACCAR Financial Corp. will take all of the Sellers right, title and interest under this Contract (including Sellers interest in the Collateral). Thereafter, the term "Seller" in this contract shall mean PACCAR Financial Corp. This means, among other things, that Buyer will be required to make the payments under this Contract directly to PACCAR Financial Corp. Buyer agrees that if Seller assigns this Contract, and PACCAR Financial Corp. sues Buyer to collect any amount Buyer owes to PACCAR Financial Corp. or to enforce any of Buyers other obligations to PACCAR Financial Corp., Buyer will not assert any claim or defense Buyer has against Seller as a claim, defense, or setoff against PACCAR Financial Corp.
3. INSURANCE
Buyer agrees to keep the collateral continuously insured against fire, theft, collision, and any other hazard Seller specifies by an insurance company Seller has approved. The amount of insurance shall be the full insurable value of the Collateral or the full amount of all obligations this Contract secures, whichever is greater. The insurance policy shall provide, in a form acceptable to Seller, for payment of any loss to Seller. Buyer shall deliver promptly to Seller certificates or, if requested, policies of insurance satisfactory to Seller, each with a loss-payable endorsement naming Seller or its assigns as loss-payee as their interests may appear. The insurance policy shall provide that it can be canceled only after written notice of intention to cancel has been delivered to Seller at least ten (10) days before the cancellation date.
If the Collateral is lost or damaged, Seller shall have full power to collect any or all insurance proceeds and to apply them as Seller chooses either to satisfy any obligation secured by this Contract (whether or rot due or otherwise matured), or to repair the Collateral. If Buyer obtains insurance from a company Seller has not approved, or fails to obtain any insurance, Seller may (but does not have to) obtain any insurance Seller desires to protect its interests. If Seller does so, Buyer shall reimburse Seller upon demand for its expenses. Seller shall have no liability at all for any losses which occur because no insurance has been obtained or the coverage of the insurance which has been obtained is incomplete.
4. TAXES.
Buyer agrees to pay before delinquency all sales and other taxes, license fees and other governmental charges imposed on the Collateral or its sale or use.
5. USE OF COLLATERAL
Buyer agrees to keep the Collateral in good repair, to prevent any waste, loss, damage, or destruction of or to the Collateral; to prevent any unlawful use of the Collateral; and not to make or allow to be made any significant change in the Collateral or in its chassis, body or special equipment, without Sellers written consent. Buyer assumes all risk of damage, loss or destruction of or to the Collateral, whether or not insured against. Seller may examine the collateral wherever located at any time, and Buyer will inform Seller of the Collateral's location upon Sellers request
6. EXPENSES PAID BY SELLER
Buyer agrees to reimburse Seller upon demand for any expenses paid by Seller such as taxes, insurance premiums, repair bills, title fees, or any expenses incurred under Section 11. Buyers obligation to pay the expenses shall be secured by this Contract.
7. TRADE-INS.
If Buyer has traded in any property, Buyer represents and warrants that the description of it on the front of this Contract is accurate, the title conveyed is good and its transfer rightful, and that the property is delivered free from any security interest or other lien or encumbrance.
8. NO WARRANTY.
If the Vehicle is new, there is no warranty other than that of the manufacturer. If the Vehicle is used, it is sold "AS IS" and "WITH ALL FAULTS".
SELLER MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. UNLESS SET OUT IN WRITING AND SIGNED BY THE SELLER THERE ARE NO OTHER WARRANTIES EXPRESS OR IMPLIED.
9. ADDITIONS TO COLLATERAL.
Anything added to the Collateral, including but not limited to engines, transmissions, tires, wheels, fifth wheels, radios and electrical equipment, tanks and any other body or structure that becomes part of the Collateral, shall constitute "Additions & Accessions" and shall be subject to Sellers security interest. All Additions & Accessions must stay with the Collateral if it is repossessed or returned to Seller.
10. DEFAULT.
Time is of the essence in this Contract. The due dates for payments and the performance of the other obligations under this contract are among its most crucial provisions. Buyer shall be in default under this Contract upon the occurrence of any of the following:
(a) Buyer fails to pay on or before the due date the full amount of any scheduled payment, taxes, insurance premium, or other obligation secured by this Contract or under any other instrument or agreement;
(b) Buyer fails to perform any of Buyers obligations under this Contract
(c) Any representation Buyer has made in this Contract or in any credit application or financial statement Buyer has given in connection with the credit secured by the Contract turns out to be false;
(d) Any check, note or other instrument given for a payment is dishonored when presented for payment;
(e) The Collateral is seized or levied upon under any legal or governmental process or proceeding against Buyer or the Collateral;
(f) Buyer becomes insolvent or subject to insolvency proceedings as defined in the Uniform Commercial Code or becomes subject to bankruptcy;
(g) Buyer defaults in the payment or performance of any other agreement in connection with any other obligation owed to PACCAR Financial Corp. or for borrowed money; or
(h) Seller reasonably deems the Collateral in danger of misuse, confiscation, damage, a destruction.
11. REMEDIES.
If Buyer defaults under this Contract, Seller may, at its option, with or without notice to Buyer.
(a) Declare this Contract to be in default;
(b) Declare the entire amount of the unpaid Time Balance, after deducting unearned Time Price Differential in accordance with the applicable state law, and other charges and indebtedness secured by this Contract immediately due and payable, without protest, presentment demand or notice (including but riot limited to notice of intent to accelerate and notice of acceleration), all of which Buyer waives: and
(c) Exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws.
In addition to the foregoing and any other rights Seller has under the law in effect at the time of default, the following provisions shall apply:
(a) On Sellers demand, Buyer shall deliver possession of the Collateral to Seller at a place Seller designates reasonably convenient to both parties.
(b) Seller may enter any premises, where the Collateral may be found and take possession of it without notice, demand, or legal proceedings, provided such entry is in compliance with law.
(c) Seller shall give Buyer at least ten (10) days written notice of any sale of the Collateral, which Buyer agrees to be reasonable notice. Notice shall be given at the address specified in this Contract or other such address as Buyer may specify in writing to Seller. Notice shall be effective when deposited in the mails, postage prepaid, addressed as provided above.
(d) Expanse of retaking, holding, preparing for sale, selling and the like shall include, to the fullest extent permitted by law,
(i) the fees of any attorneys retained by Seller, and (ii) all otter legal expenses incurred by Seller.
(e) Buyer agrees that it is liable for and will promptly pay any deficiency resulting from any disposition of the Collateral after default.
12 NO WRONGFUL POSSESSION.
Buyer agrees that if Seller repossesses the Collateral or otherwise obtains possession of it, Seller will not be in wrongful possession of any property contained in the Collateral or attached to it in which Seller does not have a security interest Seller agrees to make any such property available for Buyer to take back at a place reasonably convenient to both parties.
13. VARIATIONS OF CONTRACT.
No provision of this Contract may be changed or amended unless by a written contract signed by Seller. Sellers acceptance of late payments does not mean that Seller is obligated to accept any late payments in the future. No waiver of any default shall operate as a waiver of any other default
14. ENTIRE AGREEMENT: SEVERABILITY.
This Contract and the attached Exhibits and Addenda is the complete and exclusive statement of rights and duties between Seller and Buyer. If any provision is held unenforceable, it shall be deemed omitted without affecting the enforceability of the remaining provisions.




Page 3 of 4 of Security Agreement dated on or about November 11, 2002 between Rugged Liner, Inc. (Buyer) and MICHIGAN KENWORTH, INC (Seller) which include, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKAD69X33J390008.

PACCAR
FINANCIAL                                                     SECURITY AGREEMENT
                                                     RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

15. BAD CHECKS
Whenever a check, draft or order given by or on behalf of Buyer for the purpose of payment of any obligation arising under this Contract has been dishonored for lack of funds or credit to pay the item, or because the account has been closed, or for any other reason, Seller or its assigns will assess and Buyer will promptly pay a $50 fee per dishonored item, or the maximum amount allowed by applicable state law, if lower.
16. CROSS COLLATERAL.
Buyer grants to Seller and any assignee of Seller a security interest in the Collateral to secure the payment and performance of all absolute and all contingent obligations and liabilities of Buyer to Seller or to such assignee of Seller, now existing or hereafter arising, whether under this Contract or any other agreement and whether due directly or by assignment; provided, however, upon any assignment of the Contract by Seller, the assignee shall be deemed, for the purpose of this paragraph, the only party with a security interest in the Collateral.
17. TIME PRICE DIFFERENTIAL.
The parties agree that during the term of the Contract, the effective daily Time Price Differential ('TPD") shall be based on an interest rate equal to 8.00% percent per annum, compounded daily on the unpaid balance ("Buyer's Rate"). The TPD due each month shall be equal to the sum of the daily TPDs for the month. Based a the Buyer's Rate and assuming that all payments are timely made, the aggregate TPD will be $84,174.84. Early or late payments over the term of the Contract will cause the actual aggregate TPD, the Time Balance and Total Tune Sale Price to be different than disclosed. Any delay in payment could cause those amounts to be greater than disclosed, resulting in a larger final or "balloon" payment. Early payments could cause those amounts to be less than disclosed, resulting in a smaller final or "balloon" payment or reduced number of payments. In no event shall Buyer be required to pay interest in excess of the maximum rate allowed by law of the state having jurisdiction over the transaction. The intention of the parties is to conform strictly to applicable state usury laws, which may reduce the Buyers Rate to the maximum amount allowed under such usury laws now or hereafter in effect.
18. FINANCIAL INFORMATION.
Buyer agrees to furnish Seller promptly with any financial statements or other information which seller may reasonably request from time to time. Any and all financial statements will be prepared on a basis of generally accepted accounting principles, and will be complete and correct and fairly present Buyer's financial condition as of the date thereof. Seller may at any reasonable time examine the books and records of Buyer and make copies thereof.
19. CHATTEL PAPER.
This specific Security Agreement is to be sold only to PACCAR Financial Corp. and is subject to the security interest of PACCAR Financial Corp. The only copy of this Security Agreement which constitutes Chattel Paper for all purposes of the Uniform Commercial Code is the copy marked "ORIGINAL FOR PACCAR FINANCIAL CORP." which is delivered to and held by PACCAR Financial Corp. Any change in the name of the assignee of this Security Agreement from PACCAR Financial Corp. shall render the copy of this Security Agreement so changed VOID and of no force and effect. No assignee or secured party other than PACCAR Financial Corp. will under any circumstances acquire any rights in, under or to this Security Agreement or any sums due hereunder, except that PACCAR Financial Corp. may, by a separate written assignment signed by PACCAR Financial Corp. assign its interest received hereunder.
20. PREPAYMENT FEE.
Buyer shall have the right to prepay all or part of the principal indebtedness due under this Contract at any time. In consideration of such prepayment right, and as compensation to Seller for the loss of the benefit of its bargain, unless prohibited by applicable state law. Buyer shall also pay to Seller a percentage of the amount of the principal indebtedness being prepaid equal to 1/12 of 1% (.00083) multiplied by the number of full months remaining in the term of the Contract or the maximum rate allowed under applicable state law, if lower.
21. MISCELLANEOUS.
(a) This Contract shall be binding, jointly and severally, upon all parties described as the "Buyer" and their respective heirs, executors, representatives, successors and assigns and shall inure to the benefit of PFC, its successors and assigns.
(b) This Contract and any other evidence of the indebtedness given in connection herewith may be assigned by Seller to a third party without notice to Buyer and Buyer hereby waives any defense, counterclaim or cross-complaint by Buyer against any assignee, agreeing that Seller shall be solely responsible therefor.
c) Buyer acknowledges receipt of a true copy of this contract, and waives acceptance hereof.


   NOTICE - SEE ALL PAGES FOR IMPORTANT TERMS WHICH ARE PART OF THIS CONTRACT.
  WARNING: LIABILITY INSURANCE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO
                                   OTHERS NOT
                         INCLUDED UNDER THIS CONTRACT.
                                NOTICE TO BUYER
1. DO NOT SIGN THIS CONTRACT BEFORE YOU HAVE READ IT OR IF IT CONTAINS ANY BLANK SPACES.
2. YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN.
3. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE (TIME PRICE DIFFERENTIAL).
4. KEEP THIS CONTRACT TO PROTECT YOUR LEGAL RIGHTS. BUYER ACKNOWLEDGES THAT A TRUE COPY OF THIS CONTRACT HAS BEEN RECEIVED, READ, AND WAS COMPLETELY FILLED IN BEFORE BEING SIGNED.

SELLER:     MICHIGAN KENWORTH, INC.                          BUYER:   Rugged Liner, Inc.
                                                             TAX ID:  38-3330167

----------------------------------------------------         ----------------------------------------------
BY:         Brian L. Arens, Vice President                   BY:      Gregory T. Strzynski CFO
DATE:       November 11, 2002                                DATE:    November 11, 2002


                                                             BY:                                TITLE:
                                                                -------------------------------       ---------------------
                                                             DATE:    November 11, 2002


Page 4 of 4 of Security Agreement dated on or about November 11, 2002 between Rugged Liner, Inc. (Buyer) and MICHIGAN KENWORTH, INC (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number. 1XKAD69X33J390008.

PACCAR
FINANCIAL                                                     SECURITY AGREEMENT
                                                     RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

                              SELLER'S ASSIGNMENT

FOR VALUE RECEIVED, Seller identified on the face of this Security Agreement - Retail Installment Contract (the "Contract") hereby sells, transfers, and assigns to PACCAR Financial Corp., its successors and assigns (collectively "Assignee") all of Sellers right, title and interest under, in and to the Contract (including collateral therein described), guaranties of Buyer's obligations, and insurance policies and proceeds thereunder. This Assignment is subject to acceptance by Assignee at its offices, as indicated, and is further subject to the provisions of any underlying agreement between Seller and Assignee respecting acquisition of installment paper (the "Limited Liability Agreement").

In any event, if any of the following representations or warranties is untrue, Seller unconditionally agrees to repurchase from Assignee, upon demand, the Contract, and pay Assignee in cash the balance remaining unpaid thereunder plus any expenses of collection, repossession, transportation and storage, and attorney's fees and court costs incurred by Assignee, less any customary refund by Assignee of unearned finance charges. In addition, Seller agrees to indemnity Assignee for any loss or expense sustained by reason of any claim or defense Buyer may have against Seller.
Seller represents and warrants to Assignee that

(1) The property or services described in the Contract are accurately described therein, have been delivered to and accepted by Buyer under a bona fide deferred payment transaction as indicated in the Contract, and that all obligations of Seller to Buyer respelling sale and delivery of property or services have been fully performed;
(2) Any down payment reflected in the Contract has been received, and that the Time Balance is absolutely owing and payment thereof is not subject to any Buyer defense, counterclaim, setoff or deduction known to Seller;

(3) Seller has no reason to believe that any statement, representation or warranty of the Buyer or any guarantor, whether made in the Contract or in connection with Seller's extension of credit, is incorrect in any material respect, nor has Seller any knowledge of any facts impairing the validity of the Contract or diminishing its value;

(4) Insurance in such amounts and of such coverage as is required by the Contract is effective in respect of property described in the Contract, and that Assignee's lienholder interest is fully protected by such insurance;

(5) The Contract is the entire agreement of Seller and the Buyer thereunder, has been acquired in the regular course of Seller's business, and that it and any guaranty thereof each is valid and genuine in all respects and is legally enforceable against an entities and all persons by whom it purports to have been executed; and that Seller has good and valid title thereto and full right and authority to sell the Contract and the security interest created thereby to Assignee hereunder;
(6) The security interest created by the Contract constitutes a first rank lien upon the properly described therein; that such security interest and this Assignment thereof to Assignee have been duly perfected as required by applicable law (except insofar as issuance of any Certificate of Title with Assignee's lien notation thereon is presently pending following due application made therefor); and that the Contract and property therein described are free of all other liens or encumbrances;

(7) The Contract has been validly transferred to Assignee, that no part of the indebtedness represented thereby is past due, and that no default exists on the part of the obligor thereunder, and that all legal requirements of any jurisdiction applicable to the transaction from which the Contract originated, and applicable to the Contract and the Assignment, have been satisfied.

     In addition to any liability of Seller under the foregoing Assignment, Seller shall have the following liability to Assignee under the Limited Liability Agreement:

_____            Non-Recourse

_____            Limited Liability - Percentage of Contract Payoff ______%

_____            Limited Liability, as defined in the Limited Liability
                 Agreement

_____            Limited Liability, Other

_____ Full Recourse: If Buyer fails to pay any payment on the Contract when due, or if Buyer is otherwise in default under the terms of the contract, or if Buyer or Seller becomes insolvent or makes assignment for the benefit of creditors, or if a petition for a receiver or in bankruptcy is filed by or against Buyer or Seller, then in any of such events Seller will, without requiring Assignee to proceed against Buyer or any other person or any security, repurchase the Contract on demand and pay Assignee in cash the balance remaining unpaid thereunder plus any expenses of collection, repossession, transportation and storage, and reasonable attorney's fees and court costs incurred by Assignee, less any customary refund by










                 Assignee of unearned finance charges. Seller waives all rights arising under the Limited Liability Agreement relating to any failure on the part of Assignee to obtain possession within 180 days.

PACCAR


ASSIGNMENT: The foregoing contract is hereby assigned under the      ACCEPTANCE: The foregoing assignment is hereby accepted
 of the "Seller's Assignment" above                                  PACCAR Financial Corp.
MICHIGAN KENWORTH, INC
 SELLER

---------------------------------------------------------------      ----------------------------------------------------
BY:                                                                  BY:


                                                                     TITLE:

                                                                     ----------------------------------------------------
                                                                     DATE:















Seller's Assignment for the Security Agreement dated on or about November 11, 2002 between Rugged Liner, Inc. (Buyer) and MICHIGAN KENWORTH, INC (Seller) which includes without limitation, an item of Collateral with the following Vehicle Identification Number. 1XKAD69X33J390008.

PACCAR
FINANCIAL                                                     SECURITY AGREEMENT
---------

                                                   SCHEDULE E: EQUIPMENT LISTING
--------------------------------------------------------------------------------


This Schedule E is affixed to and made part of the Security Agreement Retail Installment Contract dated November 11, 2002 by and between MICHIGAN KENWORTH, INC ("Seller") and Rugged Liner, Inc. ("Buyer") covering the equipment as described below:

                       DESCRIPTION OF PURCHASED EQUIPMENT

YEAR  MAKE                    MODEL                      VEHICLE IDENTIFICATION NUMBER       NEW/USED    PRCE/VHCLE
2003  Kenworth                T600                       1XKAD69X33J390008                New         $97,153.79
2003  Kenworth                T600                       1XKAD69X53J390009                New         $97,153.79
2003  Kenworth                T600                       1XKAD69X13J390010                New         $97,153.79
2003  Kenworth                T600                       1XKAD69X33J390011                New         $97,153.79
2003  Kenworth                T600                       1XKAD69X53J390012-               New         $97,153.79
                                                                               TOTAL                 $485,768.95
----------------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF TRADE-IN EQUIPMENT

YEAR   MAKE    MODEL          VEHICLE IDENTIFICATION NUMBER       ALLOWANCE         PAYOFF-        PAYOFF DUE TO

                                                                           Total:           $0.00          $0.00

SELLER: MICHIGAN KENWORTH, IN                       BUYER:   Rugged Liner, Inc.

                                                    TAX ID:  38-3330167


BY:                                                 BY:      Gregory T. Strzynski, CFO

DATE:   November 11, 2002                           DATE:    November 11, 2002


                                                    BY: __________________________TITLE:_______________________
                                                    DATE:  November 11, 2002

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

PACCAR
FINANCIAL                                           SECURITY AGREEMENT GUARANTY
--------------------------------------------------------------------------------


Reference is made to the Security Agreement-Retail Contract ("Contract") dated November 11, 2002 between MICHIGAN KENWORTH, INC ("Seller") AND RUGGED LINER, INC. ("Buyer").

For valuable consideration, the receipt of which is hereby acknowledged, and to induce Seller to enter into the Contract, Guarantor (meaning all undersigned Guarantors, if more than one, jointly and severally) hereby unconditionally guarantees to Seller and its assigns, regardless of the enforceability of the Contract, or any other circumstances which might affect the liability of Guarantor that (f) all Buyers indebtedness under the Contract ("Debt"), including without limitation each installment thereof, will be paid in full when due, WHETHER at stated maturity or maturity by acceleration or otherwise, in accordance with the terms of the Contract, and in case of any extension of time of payment or renewal of any of the Debt, it will be paid in full when due in accordance with the terms of such extension or renewal, whether at stated maturity or maturity by acceleration or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, Guarantor will be obligated to pay such amount immediately, regardless of whether Seller has proceeded against Buyer or the Collateral (as defined in the Contract). Guarantor hereby waives notice of and consents to any extensions of the time of payment, renewals, releases of Collateral, or other indulgence from time to time granted to Buyer in respect of any or all of the Debt. Guarantor hereby waives demand of payment, presentation, protest, notice of sale or other disposition or release or other handling of the Collateral, and all other notices and demands whatsoever respecting the Debt or the Collateral. This Guaranty shall bind the Guarantor and the estate of Guarantor- This Guaranty shall be automatically reinstated if for any reason any payment in respect of Debt shall be rescinded or must otherwise be restored, whether as a result of proceedings in bankruptcy or otherwise. Any of the undersigned Guarantors, if more than one, and any other party liable in respect of the Debt may be released without affecting the liability of any undersigned Guarantor or Guarantors not released. Seller may assign this guaranty to PACCAR Financial Corp., and if it does, PACCAR Financial Corp. shall have the same rights and remedies as if originally named here in place of Seller. Guarantor hereby waives notice of acceptance of this guaranty. Guarantor hereby irrevocably waives and renounces any right or claim Guarantor would otherwise have against Buyer, whether by way of indemnification, subrogation, exoneration, right of reimbursement, contribution or otherwise, as a consequence of Guarantors making any payment under this Guarantee.

Dated this       11TH                   DAY OF     NOVEMBER              2002

CORPORATE GUARANTOR         TAX ID            ADDRESS                 PHONE
--------------------------------------------------------------------------------

  SPORTS RESORTS INTERNATIONAL, INC.         951 Aiken Road

                                38-3262264 OWOSSO, MICHIGAN 48867  (989)725-8354


-----------------------------------
  By:  Gregory T. Strzynski, CFO


                                   CERTIFICATE

    I, the undersigned, hereby certify that I am the duly elected, qualified, and acting Secretary and keeper of the corporate records and seal of (the "Corporation"), a corporation organized and in good standing under the laws of Michigan and further certify as follows:
    (1) That the following is a true and complete copy of certain resolutions duly adopted at a meeting of the Board of Directors of the Corporation held on November 8, 2002, at which a quorum was present and voting throughout, which resolutions remain in FULL force and effect without modification and do not contravene or conflict with the By-laws, Articles of Incorporation, or any contractual undertaking of the Corporation:
    "RESOLVED, that the Guaranty by this corporation of the obligations of Rugged Liner, Ink. to PACCAR Financial Corp. and its successors and assigns under a retail installment contract executed or to be executed between the aforementioned parties and any assignment thereof be, and it hereby is, authorized or ratified, as the case may be; and be it"
    'FURTHER RESOLVED, that the authority of Gregory Strzynski, the CFO of this corporation, to execute and deliver any instrument evidencing the aforementioned Guaranty be, and it hereby is, conferred or ratified, as the case may be."
    (2) That the person whose name appears above is the duly elected or appointed officer or employee of the Corporation holding the office or title indicated.
    WITNESS my hand and the seal of the Corporation affixed this 11th day of November, 2002.

(Corporate Seal)

                                                  Ted M. Gans




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